Exhibit 10.1

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 30th day of January, 2009 by and among BANK OF AMERICA, N.A., as successor by merger to LaSalle Business Credit, LLC, as administrative agent and collateral agent (in such agent capacities, “Agent”) for itself and all other lenders from time to time a party hereto (“Lenders”), located at 135 South LaSalle Street, Chicago, Illinois 60603-4105, PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation (“PACA”), POINT BLANK BODY ARMOR INC., a Delaware corporation (“Point Blank”) and LIFE WEAR TECHNOLOGIES, INC., a Florida corporation (“Life Wear”, and together with PACA and Point Blank, collectively, the “Borrowers” and each, individually, a “Borrower”) and POINT BLANK SOLUTIONS, INC., a Delaware corporation (the “Parent” and a “Guarantor”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, Parent, Agent and Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of April 3, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers, Parent, Agent and Lenders have agreed to the amendments set forth herein;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Parent, Agent and Lenders hereby agree as follows:

SECTION 1. Amendments and Limited Waivers.

(a) The definition of “Applicable Margin” set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:

“Applicable Margin” means a percentage equal to: (i) with respect to all Prime Rate Loans, 0.50%; and (ii) with respect to all LIBOR Rate Loans, 2.75%.

(b) Section 2(e) of the Loan Agreement is hereby amended by deleting reference to the date “January 30, 2009” and replacing it with the date “April 30, 2009”.

(c) Section 9(d) of the Loan Agreement is hereby amended by adding the following new sentence to the end thereof to read as follows:

“Notwithstanding the foregoing, with respect to the projections described above required to be delivered for the Fiscal Year ending December 31, 2009, Borrowers shall deliver such projections on or prior to February 20, 2009.”

(c) The Term Note in the principal amount of $10,000,000 executed on October 31, 2008 by Borrowers in favor of Bank of America, N.A. is hereby amended by deleting reference to the date “January 30, 2009” and replacing it with the date “April 30, 2009”.

(d) The Agent and the Lender hereby waive (i) any Event of Default that arises under Section 15(b) and Section 15(d) of the Loan Agreement with respect to any representation and warranty made by the Borrowers under Section 11(u) of the Loan Agreement and the covenant contained in Section 12(c) of the Loan Agreement, in each case which relate solely to the failure by PACA to file IRS/DOL 5500 reports at any time prior to March 21, 2009 with respect to its 401(k) Qualified Plan, (ii) compliance by the Borrowers with the provisions contained in Sections 11(u) and 12(c) of the Loan Agreement solely as they relate to such IRS/DOL filings for a period of fifty (50) days commencing on the date that this Amendment becomes effective in accordance with Section 2 herein and (iii) the restrictions on amendments set forth in Section 13(p) of the Loan Agreement for the sole purpose of permitting the parties thereto to enter into an amendment to such side letter on the date hereof which shall be in form and substance satisfactory to Agent.

SECTION 2. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) This Amendment shall have been duly executed and delivered by Borrowers and Parent (collectively, “Amendment Parties”), Agent and each Lender;

(b) No Default or Event of Default shall have occurred and be continuing;

(c) The representations and warranties contained herein shall be true and correct in all material respects;

(d) Agent shall have received a reaffirmation of that certain Corporate Guarantee dated as of October 31, 2008 in favor of Agent, in form and substance satisfactory to Agent;

(e) Agent shall have received amendment to that certain side letter dated as of October 31, 2008 in favor of Point Blank Solutions, Inc.; and

(f) Agent shall have received an amendment fee in the amount of $10,000 earned in full and payable on the date hereof.

SECTION 3. Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Amendment Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a) all of the representations and warranties contained in the Loan Agreement and in each of the Other Agreements are true and correct in all material respects as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b) the execution, delivery and performance by Amendment Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, the Loan Agreement and the Other Agreements are the legal, valid and binding obligation of Amendment Parties enforceable against Amendment Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and by general limitations on the availability of equitable remedies;

(c) neither the execution, delivery and performance of this Amendment by Amendment Parties, the performance by Amendment Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Amendment Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Amendment Party or any of its Subsidiaries is a party or by which any Amendment Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived or consented to herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d) no Default or Event of Default has occurred and is continuing.

SECTION 4. Reference to and Effect Upon the Loan Agreement.

(a) Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b) the amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any of the Other Agreements except as specifically set forth herein, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the Other Agreements except as specifically set forth herein or (iii) constitute a waiver of any provision of the Loan Agreement or any of the Other Agreements, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement. Each Amendment Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 5. Costs And Expenses. To the extent provided in Section 4(c)(iv) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

SECTION 9. Post Closing Obligation. On or prior to February 6, 2009, the Borrowers shall have delivered to Agent certified resolutions from the Borrowers approving the transactions set forth in this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

PROTECTIVE APPAREL CORPORATION OF AMERICA

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

POINT BLANK BODY ARMOR INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

LIFE WEAR TECHNOLOGIES, INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

PARENT:

POINT BLANK SOLUTIONS, INC.

By:	/s/ James F. Anderson
Name:	James F. Anderson
Title:	Chief Financial Officer

[Signature Page to Eighth Amendment to Loan and Security Agreement]

AGENT AND LENDER:

BANK OF AMERICA, N.A., as successor by merger to LaSalle Business Credit, LLC

By:	/s/ Patrick M. Cornell
Name:	Patrick M. Cornell
Title:	Vice President

[Signature Page to Eighth Amendment to Loan and Security Agreement]